Schedule A to Appendix A

Class-Level Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Class-Level Admin. Fee
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Alternative Strategies Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
California Municipal Money Market Fund Class A Administrator Class Institutional Class[1] Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
Colorado Tax-Free Fund Class A Class C Administrator Class	0.16% 0.16% 0.10%
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Conservative Income Fund Institutional Class	0.08%
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.16% 0.08% 0.03% 0.10% 0.08%
Core Plus Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified Equity Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Diversified Income Builder Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified International Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dynamic Target Today Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2015 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2020 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2025 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2030 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2035 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2040 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2045 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2050 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2055 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2060 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Global Long/Short Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.04% 0.12% 0.22%
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Growth Balanced Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
High Income Fund[2] Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Index Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
International Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6	0.16% 0.16% 0.16% 0.10% 0.08% 0.03%
International Equity Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
International Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Large Company Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Managed Account CoreBuilder Shares Series M	0.00%
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.16% 0.16% 0.10%
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Money Market Fund Class A Class B Class C Daily Class Premier Class3 Service Class	0.22% 0.22% 0.22% 0.22% 0.08% 0.12%
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.10% 0.08% 0.12%
Municipal Money Market Fund Class A Institutional Class4 Service Class Sweep Class	0.22% 0.08% 0.12% 0.22%
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class5 Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.16% 0.16% 0.16% 0.08%
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Real Return Fund Class A Class B Class C Administrator Class	0.16% 0.16% 0.16% 0.10%
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.03% 0.10% 0.08%
Short-Term Bond Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Small Cap Opportunities Fund Administrator Class Institutional Class	0.13% 0.13%
Small Cap Core Fund6 Class A Class C Class R6 Adminstrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Small/Mid Cap Value Fund7 Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Specialized Technology Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Special Small Cap Value Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Treasury Plus Money Market Fund Class A Institutional Class Administrator Class Service Class Sweep Class	0.22% 0.08% 0.10% 0.12% 0.22%
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
WealthBuilder Conservative Allocation Portfolio	0.21%
WealthBuilder Equity Portfolio8	0.21%
WealthBuilder Growth Allocation Portfolio	0.21%
WealthBuilder Growth Balanced Portfolio	0.21%
WealthBuilder Moderate Balanced Portfolio	0.21%
WealthBuilder Tactical Equity Portfolio	0.21%
Wisconsin Tax-Free Fund Class A Class C	0.16% 0.16%
100% Treasury Money Market Fund Class A Administrative Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%

1On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the California Municipal Money Market Fund to the Premier Class, effective April 1, 2016.

2On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the High Income Fund into the High Yield Bond Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.

3On November 18, 2015, the Board of Wells Fargo Funds Trust approved the addition of the Premier Class to the Money Market Fund, effective April 1, 2016.

4On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the Municipal Money Market Fund to the Premier Class, effective April 1, 2016.

5On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the National Tax-Free Money Market Fund to the Premier Class, effective April 1, 2016.

6On November 18, 2015, the Board of Wells Fargo Funds Trust approved the establishment of the Wells Fargo Small Cap Core Fund and the reorganization of the Golden Small Cap Core Fund (“Golden Small Cap Fund”) into the Wells Fargo Small Cap Core Fund.  Subject to approval by the Board of Forum Funds and shareholders of the Golden Small Cap Fund (the “Small Cap Core Reorganization”), the Small Cap Core Reorganization will become effective in May 2016.

7February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Small/Mid Cap Value Fund into the Small Cap Value Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.

8On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the WealthBuilder Equity Portfolio into the WealthBuilder Tactical Equity Portfolio.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016 and the name will change to WealthBuilder Equity Portfolio.

Schedule A to Appendix A amended:  February 18, 2016

The foregoing fee schedule is agreed to as of February 18, 2016 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:  _____________________________________

   C. David Messman

   Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ______________________________________

Paul Haast

Senior Vice President